SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):             January 27, 1995

                          WEIS MARKETS, INC.
               (Exact name of registrant as specified in its charter)




       Pennsylvania                   1-5039                  24-0755415
(State or other jurisdiction       (Commission             (I.R.S.  Employer
     of incorporation)             File Number)           Identification No.)





         1000 S. Second Street
         P.O.  Box 471
         Sunbury, Pennsylvania                                   17801-0471
(Address of principal executive offices)                         (Zip Code)




                                  (717) 286-4571
                (Registrant's telephone number, including area code)




                                       None
           (Former name or former address, if changed since last report.)

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Item 5.  Other Events

     On January 26, 1995 the Board of Directors of Weis Markets, Inc.
("Weis Markets") announced that Mr. Sigfried Weis will no longer serve as Co-Chairman of the Board of Directors and as a Member of the Board of Directors. Mr. Sigfried Weis was named Chairman Emeritus of the Board of Directors and as an Emeritus Member of the Board of Directors.

     The Board of Directors announced that Mr. Robert F. Weis will serve as Chairman of the Board of Directors & Treasurer.

     The Board of Directors announced that Mr. William R. Mills will serve as Vice President - Finance & Secretary. The appointment of Mr. William
R. Mills to this position was done in place of Mr. Micheal C. Rheam who temporarily filled the position of Secretary from August 30, 1994 through January 26, 1995.

     This information has been filed with the SEC as a Form 8-K, Item 5 event deemed of importance to security holders.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Weis Markets, Inc.
                                                    (REGISTRANT)




Date: January 27, 1995                            Mr. William R. Mills
                                           Vice President- Finance & Secretary